                                                                     EXHIBIT 4.1

NUMBER                                                                 SHARES


                                 [CONNECT LOGO]



INCORPORATED UNDER THE LAWS OF             SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                              TO RIGHTS, PREFERENCES,
                                           PRIVILEGES AND RESTRICTIONS, IF ANY

                                                           CUSIP

This Certifies that



is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                                 CONNECT, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated _________________________

                                 [CONNECT, INC.
                                Corporate Seal]



SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT AND REGISTRAR

BY
  ---------------------------
     AUTHORIZED SIGNATURE

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  tenants in common                UNIF GIFT MIN ACT  --  _________ Custodian ________
                                                                      (Cust)             (Minor)

TEN ENT --  as tenants by the entireties                            under Uniform Gifts to Minors

JT TEN --   as joint tenants with right                             Act _________________________
            of survivorship and not as                                          (State)
            tenants in common
                                             UNIF TRF MIN ACT   --  _________ Custodian (until age ___)
                                                                     (Cust)
                                                                    _________ under Uniform Transfers
                                                                     (Minor)
                                                                    to Minors Act ________________
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

                              X
                              -------------------------------------------------

                              X
                              -------------------------------------------------
                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By___________________________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.